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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                CONTRIBUTION AGREEMENT AND PLAN OF REORGANIZATION

          This Contribution Agreement and Plan of Reorganization, is dated as of June 14, 2002 (this "AGREEMENT"), by and among H&E Holdings L.L.C., a Delaware limited liability company ("H&E HOLDINGS"), BRSEC Co-Investment II, LLC ("BRSEC-II"), John M. Engquist ("ENGQUIST"), Kristan Engquist Dunne ("DUNNE"), BRS Equipment Company, Inc. ("BRSEC CORP"), Wheeler Investments, Inc.("WHEELER INVESTMENTS"), Don Wheeler ("WHEELER"), Southern Nevada Capital Corporation ("SNCC"), Bagley Family Investments, L.L.C. ("BAGLEY INVESTMENTS"), Kenneth Sharp, Jr. ("SHARP"), Siegfried Wallin ("WALLIN"), The Conner Family Trust ("CONNER TRUST"), The McClain Family Revocable Trust ("MCCLAIN TRUST"), C/J Land & Livestock L.P. ("GERALD WILLIAMS INVESTMENTS"), John and Ellen Williams Limited Partnership ("JOHN WILLIAMS INVESTMENTS") Robert G. Williams Limited Partnership ("ROBERT WILLIAMS INVESTMENTS"), H&E Equipment Services L.L.C. (f/k/a Gulf Wide Industries, L.L.C.), a Louisiana limited liability company ("GULF WIDE") and ICM Equipment Company L.L.C., a Delaware limited liability company ("ICM"). Unless otherwise indicated herein, capitalized terms used in this Agreement have the meanings set forth in Section 1 of this Agreement.

          WHEREAS, BRSEC-II, Engquist and Dunne (collectively, the "GULF WIDE EQUITYHOLDERS") are the holders of record of all of the outstanding equity securities (such equity securities, collectively, the "GULF WIDE EQUITY SECURITIES") of Gulf Wide;

          WHEREAS, Wheeler Investments, Wheeler, SNCC, Bagley Investments, Sharp, Wallin, Conner Trust, McClain Trust, Gerald Williams Investments, John Williams Investments and Robert Williams Investments (collectively, the "ICM MANAGERS") and BRSEC Corp (collectively with the ICM Managers, the "ICM EQUITYHOLDERS") are the holders of record of all of the outstanding equity securities (such equity securities, collectively, the "ICM EQUITY SECURITIES") of ICM; and

          WHEREAS, subject to the terms and conditions contained herein, at the Closing (as herein defined), the Gulf Wide Equityholders and the ICM Equityholders desire to form H&E Holdings by (i) executing and delivering the H&E Holdings LLC Agreement (as herein defined) and (ii) contributing the Gulf Wide Equity Securities and the ICM Equity Securities, to H&E Holdings in exchange for all of the equity securities of H&E Holdings as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, conditions and covenants herein contained, the parties agree as follows.

          Section 1. DEFINITIONS. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "BRSEC CORP LIQUIDATION AGREEMENT" means the Contribution and Liquidation Agreement and Termination of Options to be entered into on the Closing Date between BRSEC LLC and BRSEC Corp.

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          "BRSEC LLC" means BRS Co-Investment, LLC, a Delaware limited liability company and, as of the date hereof, the owner of all of the issued and outstanding capital stock of BRSEC Corp.

          "CONTRIBUTIONS TO H&E HOLDINGS" means the contributions to H&E Holdings as set forth in Section 2A hereof.

          "ENGQUIST FEBRUARY 2001 $2,000,000 PROMISSORY NOTE" means the $2,000,000 principal amount of 10% Senior Subordinated Promissory Note issued by ICM to Engquist on February 20, 2001.

          "GOVERNMENTAL ENTITY" means individually, and "GOVERNMENTAL ENTITIES" means collectively, the United States of America, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court.

          "GULF WIDE CLASS A COMMON UNITS" means Gulf Wide's Class A Common Units (as such term is defined in the Gulf Wide LLC Agreement).

          "GULF WIDE CLASS B COMMON UNITS" means Gulf Wide's Class B Common Units (as such term is defined in the Gulf Wide LLC Agreement).

          "GULF WIDE JUNIOR PREFERRED UNITS" means Gulf Wide's Junior Preferred Units (as such term is defined in the Gulf Wide LLC Agreement).

          "GULF WIDE LLC AGREEMENT" means that certain Amended and Restated Operating Agreement of Gulf Wide, dated as of August 10, 2001, by and among the Gulf Wide Equityholders.

          "GULF WIDE REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement, dated as of June 29, 1999, by and among Gulf Wide and the Gulf Wide Equityholders.

          "GULF WIDE SECURITYHOLDERS AGREEMENT" means that certain Securityholders Agreement, dated as of June 29, 1999, by and among Gulf Wide and the Gulf Wide Equityholders.

          "GULF WIDE SENIOR EXCHANGEABLE PREFERRED UNITS" means Gulf Wide's Senior Exchangeable Preferred Units (as such term is defined in the Gulf Wide LLC Agreement).

          "GULF WIDE SENIOR SUBORDINATED PREFERRED UNITS" means Gulf Wide's Senior Subordinated Preferred Units (as such term is defined in the Gulf Wide LLC Agreement).

          "GULF WIDE SERIES A SENIOR PREFERRED UNITS" means Gulf Wide's Series A Senior Preferred Units (as such term is defined in the Gulf Wide LLC Agreement).

          "H&E HOLDINGS CLASS A COMMON UNITS" means H&E Holdings' Class A Common Units (as such term will be defined in the H&E Holdings LLC Agreement).

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          "H&E HOLDINGS CLASS B COMMON UNITS" means H&E Holdings' Class B Common
Units (as such term will be defined in the H&E Holdings LLC Agreement).

          "H&E HOLDINGS EQUITYHOLDERS" means collectively the Gulf Wide Equityholders and the ICM Equityholders (except that, as a result of the Liquidation of BRSEC Corp (as herein defined), BRSEC LLC shall be an "H&E Holdings Equityholder" rather than BRSEC Corp).

          "H&E HOLDINGS LLC AGREEMENT" means the Limited Liability Company Agreement of H&E Holdings to be entered into as of the Closing among the H&E Holdings Equityholders, which Limited Liability Company Agreement shall be substantially in the form attached hereto as EXHIBIT A.

          "H&E HOLDINGS REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement of H&E Holdings to be entered into as of the Closing among H&E Holdings and the H&E Holdings Equityholders, which Registration Rights Agreement shall be substantially in the form attached hereto as EXHIBIT B.

          "H&E HOLDINGS SECURITYHOLDERS AGREEMENT" means the Securityholders Agreement of H&E Holdings to be entered into as of the Closing among H&E Holdings and the H&E Holdings Equityholders, which Securityholders Agreement shall be substantially in the form attached hereto as EXHIBIT C.

          "H&E HOLDINGS SERIES A PREFERRED UNITS" means H&E Holdings' Series A Preferred Units (as such term will be defined in the H&E Holdings LLC Agreement).

          "H&E HOLDINGS SERIES B PREFERRED UNITS" means H&E Holdings' Series B Preferred Units (as such term will be defined in the H&E Holdings LLC Agreement).

          "H&E HOLDINGS SERIES C PREFERRED UNITS" means H&E Holdings' Series C Preferred Units (as such term will be defined in the H&E Holdings LLC Agreement).

          "H&E HOLDINGS SERIES D PREFERRED UNITS" means H&E Holdings' Series D Preferred Units (as such term will be defined in the H&E Holdings LLC Agreement).

          "H&E HOLDINGS UNITS" means any of the H&E Holdings Series A Preferred Units, H&E Holdings Series B Preferred Units, H&E Holdings Series C Preferred Units, H&E Holdings Series D Preferred Units, H&E Holdings Class A Common Units and/or H&E Holdings Class B Common Units.

          "HEAD & ENGQUIST EQUIPMENT COMPANY" means Head & Engquist Equipment, L.L.C., a Louisiana limited liability company and, as of the date hereof, a wholly-owned subsidiary of Gulf Wide.

          "ICM CLASS A COMMON UNITS" means ICM's Class A Common Units (as such term is defined in the ICM LLC Agreement).

          "ICM CLASS A PREFERRED UNITS" means ICM's Class A Preferred Units (as such term is defined in the ICM LLC Agreement).

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          "ICM CLASS B PREFERRED UNITS" means ICM's Class B Preferred Units (as such term is defined in the ICM LLC Agreement).

          "ICM CLASS C PREFERRED UNITS" means ICM's Class C Preferred Units (as such term is defined in the ICM LLC Agreement).

          "ICM DEBT LIENS" means the liens on the ICM Equity Securities granted by the ICM Equityholders in connection with ICM's senior credit agreement, as in effect as of the date hereof.

          "ICM LLC AGREEMENT" means that certain Amended and Restated Limited Liability Company Agreement of ICM, dated as of May 31, 2002, by and among the ICM Equityholders.

          "ICM REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement, dated as of May 26, 1999, by and among ICM and the ICM Equityholders.

          "ICM SECURITYHOLDERS AGREEMENT" means that certain Securityholders Agreement, dated as of May 26, 1999, by and among ICM and the ICM Equityholders.

          "ICM SERIES A-1 SENIOR PREFERRED REDEMPTION VALUE" means the Series A-1 Senior Preferred Redemption Value (as such term is defined in the ICM LLC Agreement).

          "ICM SERIES A-1 SENIOR PREFERRED UNITS" means ICM's Series A-1 Senior Preferred Units (as such term is defined in the ICM LLC Agreement).

          "ICM SERIES A-2 SENIOR PREFERRED REDEMPTION VALUE" means the Series A-2 Senior Preferred Redemption Value (as such term is defined in the ICM LLC Agreement).

          "ICM SERIES A-2 SENIOR PREFERRED UNITS" means ICM's Series A-2 Senior Preferred Units (as such term is defined in the ICM LLC Agreement).

          "ICM SERIES A-3 SENIOR PREFERRED REDEMPTION VALUE" means the Series A-3 Senior Preferred Redemption Value (as such term is defined in the ICM LLC Agreement).

          "ICM SERIES A-3 SENIOR PREFERRED UNITS" means ICM's Series A-3 Senior Preferred Units (as such term is defined in the ICM LLC Agreement).

          "IRC" means the Internal Revenue Code of 1986, as amended.

          "LAW" means all constitutions, statutes, laws, codes, ordinances, regulations, rules, orders, judgments, writs, injunctions, acts or decrees of any Governmental Entity.

          "LIENS" means any mortgage, pledge, restriction, security interest, encumbrance, option, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute.

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          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a trust, a joint venture, an unincorporated organization or a Governmental Entity.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

          "TRANSACTION DOCUMENTS" means the BRSEC Corp Liquidation Agreement, the H&E Holdings LLC Agreement, the H&E Holdings Registration Rights Agreement and the H&E Holdings Securityholders Agreement.

          "WHEELER INVESTMENTS FEBRUARY 2001 $4,000,000 PROMISSORY NOTE" means the $4,000,000 principal amount of 10% Senior Subordinated Promissory Note issued by ICM to Wheeler Investments on February 20, 2001, as amended pursuant to that certain Consent to Accept Interest in place of Cash Pay Interest dated as of April 2002.

          Section 2. CONTRIBUTIONS TO H&E HOLDINGS; CLOSING.

          2A.   CONTRIBUTIONS TO H&E HOLDINGS.

          (i) ISSUANCE OF H&E HOLDINGS SERIES A PREFERRED UNITS. Subject to the terms and conditions of this Agreement, at the Closing, BRSEC Corp shall contribute to H&E Holdings the right to receive $10,500,000 of the ICM Series A-1 Senior Preferred Redemption Value attributable to the ICM Series A-1 Senior Preferred Units owned by BRSEC Corp and, in exchange for such contribution, H&E Holdings shall issue to BRSEC Corp 10,500 H&E Holdings Series A Preferred Units.

          (ii) ISSUANCE OF H&E HOLDINGS SERIES B PREFERRED UNITS. Subject to the terms and conditions of this Agreement, at the Closing:

                (a) Dunne shall contribute to H&E Holdings all right, title and interest to the 1,235.229 Gulf Wide Series A Senior Preferred Units owned by Dunne and, in exchange for such contribution, H&E Holdings shall issue to Dunne that number of H&E Holdings Series B Preferred Units equal to the then aggregate Series A Senior Preferred Redemption Value (as such term is defined in the Gulf Wide LLC Agreement) DIVIDED BY $1,000;

                (b) BRSEC-II shall contribute to H&E Holdings all right, title and interest to the 10,000 Gulf Wide Senior Exchangeable Preferred Units owned by BRSEC-II and, in exchange for such contribution, H&E Holdings shall issue to BRSEC-II that number of H&E Holdings Series B Preferred Units equal to the then aggregate Senior Exchangeable Preferred Redemption Value (as such term is defined in the Gulf Wide LLC Agreement) DIVIDED BY $1,000;

                (c) BRSEC Corp shall contribute to H&E Holdings the right to receive $9,200,000 of the ICM Series A-1 Senior Preferred Redemption Value attributable to the ICM Series A-1 Senior Preferred Units owned by BRSEC Corp and, in exchange for such

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     contribution, H&E Holdings shall issue to BRSEC Corp 9,200 H&E Holdings
     Series B Preferred Units;

                (d) Wheeler shall contribute to H&E Holdings the right to receive $3,800,000 of the ICM Series A-1 Senior Preferred Redemption Value attributable to the ICM Series A-1 Senior Preferred Units owned by Wheeler and, in exchange for such contribution, H&E Holdings shall issue to Wheeler 3,800 H&E Holdings Series B Preferred Units;

                (e) SNCC shall contribute to H&E Holdings the right to receive $800,000 of the ICM Series A-1 Senior Preferred Redemption Value attributable to the ICM Series A-1 Senior Preferred Units owned by SNCC and, in exchange for such contribution, H&E Holdings shall issue to SNCC 800 H&E Holdings Series B Preferred Units; and

                (f) SNCC shall contribute to H&E Holdings the right to receive $1,600,000 of the ICM Series A-2 Senior Preferred Redemption Value attributable to the ICM Series A-2 Senior Preferred Units owned by SNCC and, in exchange for such contribution, H&E Holdings shall issue to SNCC 1,600 H&E Holdings Series B Preferred Units (such H&E Holdings Series B Preferred Units, the "TRANSITORY H&E HOLDINGS SERIES B PREFERRED UNITS").

          (iii) ISSUANCE OF CERTAIN H&E HOLDINGS SERIES C PREFERRED UNITS. Subject to the terms and conditions of this Agreement, at the Closing:

                (a) BRSEC Corp shall contribute to H&E Holdings all right, title and interest to the 38,505.753 ICM Series A-1 Senior Preferred Units owned by BRSEC Corp and, in exchange for such contribution, H&E Holdings shall issue to BRSEC Corp that number of H&E Holdings Series C Preferred Units equal to the then aggregate ICM Series A-1 Senior Preferred Redemption Value attributable to such ICM Series A-1 Senior Preferred Units owned by BRSEC Corp (as reduced pursuant to the contributions of certain rights to receive ICM Series A-1 Senior Preferred Redemption Value attributable to such ICM Series A-1 Senior Preferred Units owned by BRSEC Corp pursuant to Sections 2A(i) and 2B(ii)(c) above) DIVIDED BY $1,000;

                (b) BRSEC Corp shall contribute to H&E Holdings all right, title and interest to the 1,763.002 ICM Series A-3 Senior Preferred Units owned by BRSEC Corp and, in exchange for such contribution, H&E Holdings shall issue to BRSEC Corp that number of H&E Holdings Series C Preferred Units equal to the then aggregate ICM Series A-3 Senior Preferred Redemption Value attributable to such ICM Series A-3 Senior Preferred Units owned by BRSEC Corp DIVIDED BY $1,000;

                (c) Wheeler shall contribute to H&E Holdings all right, title and interest to the 12,280.752 ICM Series A-1 Senior Preferred Units owned by Wheeler and, in exchange for such contribution, H&E Holdings shall issue to Wheeler that number of H&E Holdings Series C Preferred Units equal to the then aggregate ICM Series A-1 Senior Preferred Redemption Value attributable to such ICM Series A-1 Senior Preferred

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     Units owned by Wheeler (as reduced pursuant to the contributions of certain rights to receive ICM Series A-1 Senior Preferred Redemption Value attributable to such ICM Series A-1 Senior Preferred Units owned by Wheeler pursuant to Section 2B(ii)(d) above) DIVIDED BY $1,000;

                (d) SNCC shall contribute to H&E Holdings all right, title and interest to the 2,392.137 ICM Series A-1 Senior Preferred Units owned by SNCC and, in exchange for such contribution, H&E Holdings shall issue to SNCC that number of H&E Holdings Series C Preferred Units equal to the then aggregate ICM Series A-1 Senior Preferred Redemption Value attributable to such ICM Series A-1 Senior Preferred Units owned by SNCC (as reduced pursuant to the contributions of certain rights to receive ICM Series A-1 Senior Preferred Redemption Value attributable to such ICM Series A-1 Senior Preferred Units owned by SNCC pursuant to Section 2B(ii)(e) above) DIVIDED BY $1,000; and

                (e) SNCC shall contribute to H&E Holdings all right, title and interest to the 5,148.056 ICM Series A-2 Senior Preferred Units owned by SNCC and, in exchange for such contribution, H&E Holdings shall issue to SNCC that number of H&E Holdings Series C Preferred Units equal to the then aggregate ICM Series A-2 Senior Preferred Redemption Value attributable to such ICM Series A-2 Senior Preferred Units owned by SNCC (as reduced pursuant to the contributions of certain rights to receive ICM Series A-2 Senior Preferred Redemption Value attributable to such ICM Series A-2 Senior Preferred Units owned by SNCC pursuant to Section 2B(ii)(f) above) DIVIDED BY $1,000 (such H&E Holdings Series C Preferred Units, the "TRANSITORY H&E HOLDINGS SERIES C PREFERRED UNITS").

          (iv) ISSUANCE OF CERTAIN H&E HOLDINGS SERIES C PREFERRED UNITS AND CERTAIN H&E HOLDINGS SERIES D PREFERRED UNITS. Subject to the terms and conditions of this Agreement, at the Closing:

                (a) Wheeler Investments shall contribute to H&E Holdings all right, title and interest to the 10,328.611 ICM Series A-1 Senior Preferred Units owned by Wheeler Investments and, in exchange for such contribution, H&E Holdings shall issue to Wheeler Investments that number of H&E Holdings Series D Preferred Units equal to the then aggregate ICM Series A-1 Senior Preferred Redemption Value attributable to such ICM Series A-1 Senior Preferred Units owned by Wheeler Investments DIVIDED BY $1,000;

                (b) Engquist shall contribute to H&E Holdings all right, title and interest to the 5,000 Gulf Wide Junior Preferred Units owned by Engquist and, in exchange for such contribution, H&E Holdings shall issue to Engquist (i) 3,500 H&E Holdings Series C Preferred Units and (ii) that number of H&E Holdings Series D Preferred Units equal to (x) (I) the then aggregate Junior Preferred Redemption Value (as such term is defined in the Gulf Wide LLC Agreement) MINUS (II) $3,500,000 DIVIDED BY (y) $1,000; and

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                (c) BRSEC-II shall contribute to H&E Holdings all right, title and interest to the 36,286.902 Gulf Wide Senior Subordinated Preferred Units owned by BRSEC-II and, in exchange for such contribution, H&E Holdings shall issue to BRSEC-II (i) that number of H&E Holdings Series C Preferred Units equal to (x) (I) the then aggregate Senior Subordinated Preferred Redemption Value (as such term is defined in the Gulf Wide LLC Agreement) MINUS (II) $3,500,000 DIVIDED BY (y) $1,000 and (ii) 3,500 H&E Holdings Series D Preferred Units.

          (v) ISSUANCE OF H&E HOLDINGS CLASS A AND CLASS B COMMON UNITS AND CERTAIN H&E HOLDINGS SERIES D PREFERRED UNITS. Subject to the terms and conditions of this Agreement, at the Closing:

                (a) BRSEC-II shall contribute to H&E Holdings all right, title and interest to the 115,152.8 Gulf Wide Class A Common Units owned by BRSEC-II and, in exchange for such contribution, H&E Holdings shall issue to BRSEC-II (x) 13,700 H&E Holdings Series D Preferred Units and (y) that number of H&E Holdings Class A Common Units set forth next to BRSEC-II's name on SCHEDULE 1 attached hereto (the "H&E HOLDINGS COMMON UNITS ALLOCATION SCHEDULE");

                (b) Engquist shall contribute to H&E Holdings all right, title and interest to the 108,243.6 Gulf Wide Class B Common Units owned by Engquist and, in exchange for such contribution, H&E Holdings shall issue to Engquist (x) 12,878 H&E Holdings Series D Preferred Units and (y) that number of H&E Holdings Class B Common Units set forth next to Engquist's name on the H&E Holdings Common Units Allocation Schedule;

                (c) Dunne shall contribute to H&E Holdings all right, title and interest to the 6,909.2 Gulf Wide Class B Common Units owned by Dunne and, in exchange for such contribution, H&E Holdings shall issue to Dunne (x) 822 H&E Holdings Series D Preferred Units and (y) that number of H&E Holdings Class B Common Units set forth next to Dunne's name on the H&E Holdings Common Units Allocation Schedule;

                (d) BRSEC Corp shall contribute to H&E Holdings all right, title and interest to the ICM Class A Preferred Units, the ICM Class B Preferred Units, the ICM Class C Preferred Units and the ICM Class A Common Units owned by BRSEC Corp, as set forth on SCHEDULE 2 attached hereto (the "ICM EQUITYHOLDERS SCHEDULE"), and, in exchange for such contribution, H&E Holdings shall issue to BRSEC Corp that number of H&E Holdings Class A Common Units set forth next to BRSEC Corp's name on the H&E Holdings Common Units Allocation Schedule; and

                (e) Each ICM Manager shall contribute to H&E Holdings all right, title and interest to the ICM Class A Preferred Units, the ICM Class B Preferred Units, the ICM Class C Preferred Units and the ICM Class A Common Units owned by such ICM Manager, as set forth on the ICM Equityholders Schedule, and, in exchange for such contribution, H&E Holdings shall issue to such ICM Manager that number of H&E Holdings Class B Common Units set forth next to such ICM Manager's name on the H&E Holdings Common Units Allocation Schedule.

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          2B.   LIQUIDATION OF BRSEC CORP. As provided in the BRSEC Corp
Liquidation Agreement, immediately following the Contributions to H&E Holdings, BRSEC Corp shall liquidate and distribute all of the H&E Holdings Units then held by it to BRSEC LLC (such liquidation and distribution, the "LIQUIDATION OF BRSEC CORP").

          2C.   PREPAYMENT OF THE WHEELER INVESTMENTS FEBRUARY 2001 $4,000,000
PROMISSORY NOTE AND THE ENGQUIST FEBRUARY 2001 $2,000,000 PROMISSORY NOTE. At the Closing, H&E Holdings shall cause ICM (or its successor) to prepay in full all principal amount then outstanding pursuant to (i) the Wheeler Investments February 2001 $4,000,000 Promissory Note as well as all accrued interest thereon and (ii) the Engquist February 2001 $2,000,000 Promissory Note as well as all accrued interest thereon.

          2D.   THE CLOSING. Subject to the conditions contained herein, the closing (the "CLOSING") of the transactions contemplated by this Agreement shall take place at 9:00 a.m., New York time (or such other time as may be agreed to by BRSEC Corp, BRSEC-II, Engquist and Bagley Investments), on a date to be specified by BRSEC Corp, BRSEC-II, Engquist and Bagley Investments, which date shall be no later than the third business day after the satisfaction (or waiver) of the conditions set forth in Section 3 (the "CLOSING DATE"), at the offices of Kirkland & Ellis, Citigroup Center, 153 East 53rd Street, New York, New York 10022 or such other place as may be agreed to by BRSEC Corp, BRSEC-II, Engquist and Bagley Investments.

          Section 3. CONDITIONS TO THE CLOSING.

          3A.   CONDITIONS OF EACH GULF WIDE EQUITYHOLDER'S AND EACH ICM
EQUITYHOLDER'S OBLIGATIONS AT THE CLOSING. The obligation of each Gulf Wide Equityholder and each ICM Equityholder to consummate the Contributions to H&E Holdings at the Closing shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, any and all of which may be waived in whole or in part by BRSEC Corp, BRSEC-II, Engquist and Bagley Investments:

          (i) HIGH YIELD DEBT OFFERING. A subsidiary of H&E Holdings (or a company which will be a subsidiary of H&E Holdings as of immediately after the Closing) shall have consummated either (i) a public offering and sale of debt securities of the Company pursuant to an effective registration statement under the Securities Act resulting in net proceeds to such subsidiary of at least $175,000,000 or (ii) an offering and sale of debt securities of such subsidiary to United States buyers who fit the requirements of Rule 144A of the Securities Act and/or overseas buyers under Regulation S of the Securities Act resulting in net proceeds to such subsidiary of at least $175,000,000, but only if such offering and sale requires that such subsidiary file and effect a registration statement under the Securities Act for such debt securities within one year after the consummation of such offering and sale.

          (ii) SENIOR DEBT FACILITY. A subsidiary of H&E Holdings (or a company which will be a subsidiary of H&E Holdings as of immediately after the Closing) shall have entered into a senior debt facility on terms reasonably satisfactory to H&E Holdings.

          (iii) H&E HOLDINGS REGISTRATION RIGHTS AGREEMENT. The H&E Holdings Registration Rights Agreement shall have been executed and delivered by H&E Holdings.

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          (iv)  H&E HOLDINGS SECURITYHOLDERS AGREEMENT. The H&E Holdings
Securityholders Agreement shall have been executed and delivered by H&E
Holdings.

          (v) RELEASE OF ICM DEBT LIENS. The ICM Debt Liens shall have been released.

          (vi) GOVERNMENTAL ORDER. No Governmental Entity shall have issued an order, decree or ruling or taken any action temporarily or permanently enjoining, restraining or otherwise prohibiting the transactions contemplated hereby.

          3B.   CONDITIONS OF H&E HOLDINGS' OBLIGATIONS AT THE CLOSING. The
obligation of H&E Holdings to consummate the Contributions to H&E Holdings at the Closing shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, any and all of which may be waived in whole or in part by H&E Holdings:

          (i) HIGH YIELD DEBT OFFERING. A subsidiary of H&E Holdings (or a company which will be a subsidiary of H&E Holdings as of immediately after the Closing) shall have consummated either (i) a public offering and sale of debt securities of the Company pursuant to an effective registration statement under the Securities Act resulting in net proceeds to such subsidiary of at least $175,000,000 or (ii) an offering and sale of debt securities of such subsidiary to United States buyers who fit the requirements of Rule 144A of the Securities Act and/or overseas buyers under Regulation S of the Securities Act resulting in net proceeds to such subsidiary of at least $175,000,000, but only if such offering and sale requires that such subsidiary file and effect a registration statement under the Securities Act for such debt securities within one year after the consummation of such offering and sale.

          (ii) SENIOR DEBT FACILITY. A subsidiary of H&E Holdings (or a company which will be a subsidiary of H&E Holdings as of immediately after the Closing) shall have entered into a senior debt facility on terms reasonably satisfactory to H&E Holdings.

          (iii) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Sections 4 and 5 hereof shall be true, correct and complete as of as of the date hereof and the Closing Date.

          (iv) DELIVERY OF GULF WIDE UNIT CERTIFICATES. Each Gulf Wide Equityholder shall have delivered to H&E Holdings one or more unit certificates (along with, if necessary, appropriately executed unit powers or other forms of transfer) representing the Gulf Wide Equity Securities being contributed to H&E Holdings by such Gulf Wide Equityholder hereunder.

          (v) DELIVERY OF ICM UNIT CERTIFICATES. Each ICM Equityholder shall have delivered to H&E Holdings one or more unit certificates (along with, if necessary, appropriately executed unit powers or other forms of transfer) representing the ICM Equity Securities being contributed to H&E Holdings by such ICM Equityholder hereunder.

          (vi) H&E HOLDINGS LLC AGREEMENT. The H&E Holdings LLC Agreement shall have been executed and delivered by each H&E Holdings Equityholder.

          (vii) H&E HOLDINGS REGISTRATION RIGHTS AGREEMENT. The H&E Holdings Registration Rights Agreement shall have been executed and delivered by each H&E Holdings Equityholder.

          (viii) H&E HOLDINGS SECURITYHOLDERS AGREEMENT. The H&E Holdings Securityholders Agreement shall have been executed and delivered by each H&E Holdings Equityholder.

          (ix) CONSENTS AND APPROVALS. ICM, Gulf Wide and Head & Engquist Equipment Company shall have obtained all consents, authorizations and approvals under all laws or from any person under any material contract of any of ICM, Gulf Wide and/or Head & Engquist Equipment Company, in each case, required to be obtained by any of any of ICM, Gulf Wide and/or Head & Engquist Equipment Company in connection with the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby, including the mergers described in Section 6D hereof.

          (x) GARY BAGLEY EMPLOYMENT AGREEMENT. ICM (or its successor) and Gary Bagley shall have entered into an amendment to Gary Bagley's Employment Agreement, which amendment shall be in a form and in substance, satisfactory to H&E Holdings.

          (xi) SHARP EMPLOYMENT AGREEMENT. ICM (or its successor) and Sharp shall have entered into an amendment to Sharp's Employment Agreement, which amendment shall be in a form and in substance, satisfactory to H&E Holdings.

          (xii) GOVERNMENTAL ORDER. No Governmental Entity shall have issued an order, decree or ruling or taken any action temporarily or permanently enjoining, restraining or otherwise prohibiting the transactions contemplated hereby.

          Section 4. REPRESENTATIONS AND WARRANTIES OF THE ICM EQUITYHOLDERS. Each ICM Equityholder hereby represents and warrants to H&E Holdings that the following statements contained in this Section 4 are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing
Date:

          4A.   EXISTENCE AND AUTHORIZATION. Such ICM Equityholder who is a
natural person is competent and has all requisite capacity, power and authority to execute and deliver this Agreement and the Transaction Documents to which such ICM Equityholder will be a party and to consummate the transactions contemplated hereby and thereby. Such ICM Equityholder who is a natural person and who is required under applicable law to obtain the consent of his/her spouse in order to execute this Agreement and perform his/her obligations hereunder and under the Transaction Documents to which such ICM Equityholder will be a party has obtained such consent. Such ICM Equityholder which is not a natural person is duly organized and/or formed and validly existing and in good standing under the laws of its jurisdiction of organization and/or formation, and has all requisite powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The execution, delivery and performance by such ICM Equityholder of this Agreement and the Transaction Documents to which such ICM Equityholder will be a party have been duly authorized by such ICM Equityholder. This Agreement and the Transaction Documents to which such ICM

Equityholder is a party constitute, or, when executed, will constitute, valid and binding obligations of such ICM Equityholder enforceable in accordance with their terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

          4B.   TITLE TO ICM EQUITY SECURITIES. Except, in the case of BRSEC
Corp, as contemplated by the Liquidation of BRSEC Corp, such ICM Equityholder is, and, as of the Closing, such ICM Equityholder will be, the record and beneficial owner of the ICM Equity Securities that such ICM Equityholder is to contribute to H&E Holdings pursuant to this Agreement, free and clear of any and all Liens whatsoever other than, as of the date hereof, the ICM Debt Liens. There are no statutory or contractual pre-emptive rights, rights of first refusal or options pertaining or applicable to the ICM Equity Securities owned by such ICM Equityholder other than as set forth in the ICM Securityholders Agreement.

          4C.   NO BREACH. The execution, delivery and performance by such ICM
Equityholder of this Agreement and each of the Transaction Documents to which he or it will be a party will not result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which such ICM Equityholder is a party or by which such ICM Equityholder is bound.

          4D.   DISCLOSURE OF INFORMATION. Such ICM Equityholder has received and reviewed information about H&E Holdings, ICM, Gulf Wide and their respective subsidiaries (including Head & Engquist Equipment Company), including the Confidential Offering Circular, dated June 3, 2002 regarding the proposed issuance by H&E Equipment Services L.L.C. and H&E Finance Corp. of certain Senior Secured Notes (the "NOTES OFFERING CIRCULAR"), and has had an opportunity to ask questions and receive answers from H&E Holdings, ICM, Gulf Wide and Head & Engquist Equipment Company regarding the terms and conditions of the offering of the H&E Holdings Units pursuant to this Agreement and the business, properties, prospects and financial condition of H&E Holdings, ICM, Gulf Wide and their respective subsidiaries (including Head & Engquist Equipment Company) and to conduct such due diligence review as he or it has deemed appropriate.

          4E.   INVESTMENT EXPERIENCE. Such ICM Equityholder acknowledges that he or it is able to fend for himself or itself, can bear the economic risk of his or its investment in H&E Holdings Units, and has such knowledge and experience in financial or business matters that he or it is capable of evaluating the merits and risks of owning an investment in H&E Holdings Units.

          4F.   ACCREDITED INVESTOR. Such ICM Equityholder is an "accredited investor" as defined under Rule 501 promulgated under the Securities Act.

          4G.   INVESTMENT INTENT. Such ICM Equityholder is acquiring the
applicable H&E Holdings Units for his or its own account, not as nominee or agent, with the present intention of holding such securities for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities Laws or any applicable state securities Laws; PROVIDED that, notwithstanding the foregoing, (i) BRSEC Corp shall consummate (and shall be permitted to consummate) the Liquidation of BRSEC Corp and (ii) SNCC and Wheeler Investments shall consummate (and shall be permitted to consummate) the transactions contemplated by Section 6E hereof.

          4H.   NO PUBLIC MARKET. Such ICM Equityholder understands that no public market now exists for the H&E Holdings Units and that there is no assurance that a public market will ever exist for the H&E Holdings Units. Such ICM Equityholder also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of the H&E Holdings Units.

          4I.   RISK FACTORS. Such ICM Equityholder has reviewed, understands and accepts each of the "Risk Factors" contained in the Notes Offering Circular.

          Section 5. REPRESENTATIONS AND WARRANTIES OF THE GULF WIDE EQUITYHOLDERS. Each Gulf Wide Equityholder hereby represents and warrants to H&E Holdings that the following statements contained in this Section 5 are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date:

          5A.   EXISTENCE AND AUTHORIZATION. Such Gulf Wide Equityholder who is
a natural person is competent and has all requisite capacity, power and authority to execute and deliver this Agreement and the Transaction Documents to which such Gulf Wide Equityholder will be a party and to consummate the transactions contemplated hereby and thereby. Such Gulf Wide Equityholder who is a natural person and who is required under applicable law to obtain the consent of his/her spouse in order to execute this Agreement and perform his/her obligations hereunder and under the Transaction Documents to which such Gulf Wide Equityholder will be a party has obtained such consent. Such Gulf Wide Equityholder which is not a natural person is duly organized and/or formed and validly existing and in good standing under the laws of its jurisdiction of organization and/or formation, and has all requisite powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The execution, delivery and performance by such Gulf Wide Equityholder of this Agreement and the Transaction Documents to which such Gulf Wide Equityholder will be a party have been duly authorized by such Gulf Wide Equityholder. This Agreement and the Transaction Documents to which such Gulf Wide Equityholder is a party constitute, or, when executed, will constitute, valid and binding obligations of such Gulf Wide Equityholder enforceable in accordance with their terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors' rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

          5B.   TITLE TO GULF WIDE EQUITY SECURITIES. Such Gulf Wide
Equityholder is, and, as of the Closing, such Gulf Wide Equityholder will be, the record and beneficial owner of the Gulf Wide Equity Securities that such Gulf Wide Equityholder is to contribute to H&E Holdings pursuant to this Agreement, free and clear of any and all Liens whatsoever. There are no statutory or contractual pre-emptive rights, rights of first refusal or options pertaining or applicable to the Gulf Wide Equity Securities owned by such Gulf Wide Equityholder other than as set forth in the Gulf Wide Securityholders Agreement.

          5C.   NO BREACH. The execution, delivery and performance by such Gulf
Wide Equityholder of this Agreement and each of the Transaction Documents to which he or it will be a party will not result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which such Gulf Wide Equityholder is a party or by which such Gulf Wide Equityholder is bound.

          5D.   DISCLOSURE OF INFORMATION. Such Gulf Wide Equityholder has
received and reviewed information about H&E Holdings, ICM, Gulf Wide and their respective subsidiaries (including Head & Engquist Equipment Company), including the Notes Offering Circular, and has had an opportunity to ask questions and receive answers from H&E Holdings, ICM, Gulf Wide and Head & Engquist Equipment Company regarding the terms and conditions of the offering of the H&E Holdings Units pursuant to this Agreement and the business, properties, prospects and financial condition of H&E Holdings, ICM, Gulf Wide and their respective subsidiaries (including Head & Engquist Equipment Company) and to conduct such due diligence review as he or it has deemed appropriate.

          5E.   INVESTMENT EXPERIENCE. Such Gulf Wide Equityholder acknowledges that he or it is able to fend for himself or itself, can bear the economic risk of his or its investment in H&E Holdings Units, and has such knowledge and experience in financial or business matters that he or it is capable of evaluating the merits and risks of owning an investment in H&E Holdings Units.

          5F.   ACCREDITED INVESTOR. Such Gulf Wide Equityholder is an
"accredited investor" as defined under Rule 501 promulgated under the Securities Act.

          5G.   INVESTMENT INTENT. Such Gulf Wide Equityholder is acquiring the applicable H&E Holdings Units for his or its own account, not as nominee or agent, with the present intention of holding such securities for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities Laws or any applicable state securities Laws.

          5H.   NO PUBLIC MARKET. Such Gulf Wide Equityholder understands that no public market now exists for the H&E Holdings Units and that there is no assurance that a public market will ever exist for the H&E Holdings Units. Such Gulf Wide Equityholder also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of the H&E Holdings Units.

          5I.   RISK FACTORS. Such Gulf Wide Equityholder has reviewed,
understands and accepts each of the "Risk Factors" contained in the Notes Offering Circular.

          Section 6. COVENANTS.

          6A.   TERMINATION OF GULF WIDE REGISTRATION RIGHTS AGREEMENT AND GULF
WIDE SECURITYHOLDERS AGREEMENT. Each Gulf Wide Equityholder and Gulf Wide hereby agree that, effective as of immediately prior to the Closing, the Gulf Wide Registration Rights Agreement and the Gulf Wide Securityholders Agreement are hereby terminated and that no party thereto shall have any rights or obligations thereunder; PROVIDED, that the provisions of this Section 6A shall have no legal force or effect unless the Closing occurs.

          6B.   TERMINATION OF ICM REGISTRATION RIGHTS AGREEMENT AND ICM
SECURITYHOLDERS AGREEMENT. Each ICM Equityholder and ICM hereby agree that, effective as of immediately prior to the Closing, the ICM Registration Rights Agreement and the ICM Securityholders Agreement are hereby terminated and that no party thereto shall have any rights or obligations thereunder; PROVIDED, that the provisions of this Section 6B shall have no legal force or effect unless the Closing occurs.

          6C.   CONTRIBUTION BY H&E HOLDINGS OF THE ICM EQUITY SECURITIES TO
GULF WIDE. H&E Holdings hereby agrees that, effective as of immediately after the Contributions to H&E Holdings, H&E Holdings shall be deemed to have contributed all of the ICM Equity Securities to Gulf Wide, and, upon Gulf Wide's receipt of such contribution, ICM shall be a wholly-owned subsidiary of Gulf Wide; PROVIDED, that the provisions of this Section 6C shall have no legal force or effect unless the Closing occurs.

          6D.   MERGER OF ICM AND HEAD & ENGQUIST EQUIPMENT COMPANY WITH AND
INTO GULF WIDE. Gulf Wide hereby agrees that, as of immediately after the contribution described in Section 6C above, Gulf Wide will cause (x) ICM to be merged with and into Gulf Wide and (y) Head & Engquist Equipment Company to be merged with and into Gulf Wide, in each instance with Gulf Wide as the surviving entity with the name "H&E Equipment Services L.L.C."; PROVIDED, that the provisions of this Section 6D shall have no legal force or effect unless the Closing occurs.

          6E.   SALE OF THE TRANSITORY H&E HOLDINGS SERIES C PREFERRED UNITS AND
THE TRANSITORY H&E HOLDINGS SERIES D PREFERRED UNITS BY SNCC TO WHEELER INVESTMENTS. Effective as of immediately after the Contribution to H&E Holdings, SNCC hereby sells and assigns to Wheeler Investments the Transitory H&E Holdings Series C Preferred Units and the Transitory H&E Holdings Series D Preferred Units, in each case, for a cash purchase price of $1,000 per each such Preferred Unit. Wheeler Investments shall pay to SNCC the aggregate cash purchase price for such sale and assignment by delivery of immediately available funds to an account or accounts as specified by SNCC. The parties hereto hereby acknowledge and agree that the sale and assignment of H&E Holdings Units pursuant to this
Section 6E shall be deemed to occur immediately prior to the effectiveness of the H&E Holdings Securityholders Agreement. The provisions of this Section 6E shall have no legal force or effect unless the Closing occurs.

          6F.   TERMINATION OF ENGQUIST SECURITY AGREEMENT. Engquist hereby agrees that, effective as of immediately prior to the Closing, Engquist and Head & Engquist Equipment Company shall terminate the Security Agreement, dated as of August 10, 2001, between Engquist and Head & Engquist Equipment Company as well as any mortgages on any of Head & Engquist Equipment Company's properties in connection therewith; PROVIDED, that the provisions of this Section 6F shall have no legal force or effect unless the Closing occurs.

          6G.   PUBLIC ANNOUNCEMENTS. Neither any party hereto nor any of their respective agents or representatives will make any press release or public announcement concerning this Agreement or the transactions contemplated hereby, except as required by law or with the written consent of BRSEC Corp (or its successor), BRSEC-II, Engquist and Bagley Investments.

          6H.   CLOSING DELIVERIES. Each H&E Equityholder hereby agrees that at the Closing such H&E Equityholder shall execute and deliver each of the H&E Holdings LLC Agreement, the H&E Holdings Registration Rights Agreement and the H&E Holdings Securityholders Agreement. At the Closing, each Gulf Wide Equityholder hereby agrees to deliver to H&E Holdings the unit certificate(s) (along with, if necessary, appropriately executed unit powers or other forms of transfer) representing the Gulf Wide Equity Securities being contributed to H&E Holdings by such Gulf Wide Equityholder hereunder. At the Closing, each ICM Equityholder hereby agrees to deliver to H&E Holdings the unit certificate(s) (along with, if necessary, appropriately executed unit powers or other forms of transfer) representing the ICM Equity Securities being contributed to H&E Holdings by such ICM Equityholder hereunder. Each ICM Manager hereby irrevocable appoints Gary Bagley has such ICM Manager's attorney-in-fact and agent with full power of substitution and to act on such ICM Manager's behalf (including the power to execute and deliver, in the name of and on behalf of such ICM Manager, appropriate documents and agreements, including the H&E Holdings LLC Agreement, the H&E Holdings Registration Rights Agreement and the H&E Holdings Securityholders Agreement, which documents and agreements shall be in such form as Gary Bagley deems appropriate) in complying with the other provisions of this
Section 6H and to otherwise consummate the transactions contemplated by this Agreement.

          6I.   REPORTING. Each of the parties hereto agrees to treat (i) the
Contributions to H&E Holdings as described in Section 351 of the IRC and (ii) the contributions to H&E Holdings hereunder by BRSEC Corp followed by the Liquidation of BRSEC Corp as a reorganization within the meaning of Section 368(a)(1)(C) of the IRC and to timely file all reports required under Treasury Regulations promulgated under such IRC Sections in a manner consistent with this Agreement.

          Section 7. TERMINATION

          7A.   TERMINATION. This Agreement may be terminated at any time prior to the Closing:

                (a) by mutual written consent of BRSEC Corp, BRSEC-II, Engquist and Bagley Investments;

                (b) by any of BRSEC Corp, BRSEC-II, Engquist or Bagley Investments if the Closing has not occurred on or before the date ninety
     (90) days after the date hereof; and

                (c) by any of BRSEC Corp, BRSEC-II, Engquist or Bagley Investments if any Governmental Entity shall have issued an order, decree or ruling or taken any action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable.

          7B.   EFFECT OF TERMINATION. In the event of a termination of this
Agreement pursuant to Section 7A, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any party hereto, except that, notwithstanding the foregoing, the provisions of this Section 7B and Section 6G shall survive any such termination.

          Section 8. MISCELLANEOUS.

          8A.   FURTHER ASSURANCES. At any time and from time to time after the
Closing, at H&E Holdings' request, any Gulf Wide Equityholder or any ICM Equityholder shall execute and deliver such further documents, and perform such further acts, as may be reasonably necessary in order to effectively transfer and convey any of the Gulf Wide Equity Securities and/or the ICM Equity Securities to H&E Holdings, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby.

          8B.   SUCCESSORS AND ASSIGNS. Neither any Gulf Wide Equityholder nor
any ICM Equityholder shall assign any rights under this Agreement without the prior written consent of H&E Holdings (and any attempted assignment without such consent shall be null and void). This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns.

          8C.   SEVERABILITY. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          8D.   AMENDMENTS. This Agreement may be amended only upon the written consent of BRSEC Corp (or its successor), BRSEC-II, Engquist and Bagley Investments.

          8E.   COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

          8F.   DESCRIPTIVE HEADINGS; INTERPRETATION. Section headings used in this Agreement are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, such agreement. The use of the word "including" or any variation or derivative thereof in this Agreement is by way of example rather than by limitation.

          8G.   GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

          8H.   WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY
WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          8I.   NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          8J.   ENTIRE AGREEMENT. This Agreement, the Transaction Documents and
the other documents referred to herein contain the entire agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

          8K.   TIME OF THE ESSENCE; COMPUTATION OF TIME. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of Delaware are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

                                    * * * * *

          IN WITNESS WHEREOF, the parties have executed this Contribution Agreement and Plan of Reorganization as of the date first written above.

                                 H&E HOLDINGS L.L.C.


                                 By: /s/ RICE EDMONDS
                                    --------------------------------------------
                                    Name:  Rice Edmonds
                                    Title: Authorized Person


                                 BRSEC CO-INVESTMENT II, LLC


                                 By: /s/ RICE EDMONDS
                                    --------------------------------------------
                                    Name:  Rice Edmonds
                                    Title: Secretary

                                 /s/ JOHN M. ENGQUIST
                                 -----------------------------------------------
                                 JOHN M. ENGQUIST

                                 /s/ KRISTAN ENGQUIST
                                 -----------------------------------------------
                                 KRISTAN ENGQUIST DUNNE, by John M.
                                 Engquist, through Power of Attorney
                                 dated May 15, 1999


                                 BRS EQUIPMENT COMPANY, INC.


                                 By: /s/ RICE EDMONDS
                                    --------------------------------------------
                                    Name:  Rice Edmonds
                                    Title: Secretary


                                 WHEELER INVESTMENTS, INC.


                                 By: /s/ DON M. WHEELER
                                    --------------------------------------------
                                    Name:  Don M. Wheeler
                                    Title: President

   [Continuation of Signature Page to this Contribution Agreement and Plan of
                                Reorganization]

                                 /s/ DON WHEELER
                                 -----------------------------------------------
                                 DON WHEELER


                                 SOUTHERN NEVADA CAPITAL CORPORATION


                                 By: /s/ DALE ROESENER
                                    --------------------------------------------
                                    Name:  Dale Roesener
                                    Title: President


                                 BAGLEY FAMILY INVESTMENTS, L.L.C.


                                 By: /s/ GARY BAGLEY
                                    --------------------------------------------
                                    Name:  Gary Bagley
                                    Title: Manager

                                 /s/ KENNETH SHARP, JR.
                                 -----------------------------------------------
                                 KENNETH SHARP, JR.

                                 /s/ SIEGFRIED WALLIN
                                 -----------------------------------------------
                                 SIEGFRIED WALLIN


                                 THE CONNER FAMILY TRUST


                                 By: /s/ RALPH M. CONNER
                                    --------------------------------------------
                                    Name:  Ralph M. Conner
                                    Title: Trustee


                                 THE MCCLAIN FAMILY REVOCABLE TRUST


                                 By: /s/ STEVEN M. MCCLAIN
                                    --------------------------------------------
                                    Name:  Steven M. McClain
                                    Title: Trustee

   [Continuation of Signature Page to this Contribution Agreement and Plan of
                                Reorganization]


                                 C/J LAND & LIVESTOCK L.P.


                                 By: [ILLEGIBLE]
                                    --------------------------------------------
                                    Name:
                                    Title:


                                 JOHN AND ELLEN WILLIAMS LIMITED PARTNERSHIP


                                 By: /s/ JOHN D. WILLIAMS
                                    --------------------------------------------
                                    Name:  John D. Williams
                                    Title: Partner


                                 ROBERT G. WILLIAMS LIMITED PARTNERSHIP


                                 By: /s/ ROBERT G. WILLIAMS
                                    --------------------------------------------
                                    Name:  Robert G. Williams
                                    Title: Member


                                 H&E EQUIPMENT SERVICES L.L.C.


                                 By: /s/ JOHN M. ENGQUIST
                                    --------------------------------------------
                                    Name:  John M. Engquist
                                    Title: President and Chief Executive
                                           Officer


                                 ICM EQUIPMENT COMPANY L.L.C.


                                 By: /s/ GARY BAGLEY
                                    --------------------------------------------
                                    Name:  Gary Bagley
                                    Title: President and Chief Executive
                                           Officer

                                                                      SCHEDULE 1

                     ALLOCATION OF H&E HOLDINGS COMMON UNITS

                                                         H&E Holdings         H&E Holdings
                                                        Class A Common       Class B Common
           H&E Holdings Equityholders                        Units                Units
---------------------------------------------------   -------------------  -------------------
BRS Equipment Company, Inc.*                                 785,000                     --

BRSEC Co-Investment II, LLC                                1,245,000                     --

John M. Engquist                                                  --         1,170,300.0000

Kristan Engquist Dunne                                            --            74,700.0000

Wheeler Investments, Inc.                                         --           261,560.7810

Don Wheeler                                                       --             2,174.9643

Southern Nevada Capital Corporation                               --           164,325.5681

Bagley Family Investments, L.L.C.                                 --            85,813.7130

Kenneth Sharp, Jr.                                                --            44,561.5525

Siegfried Wallin                                                  --            28,955.9663

The Conner Family Trust                                           --            24,235.9744

The McClain Family Revocable Trust                                --            16,474.0928

C/J Land & Livestock L.P.                                         --            32,299.1292

John and Ellen Williams Limited Partnership                       --            32,299.1292

Robert G. Williams Limited Partnership                            --            32,299.1292
                                                      -------------------  -------------------

                         Totals                            2,030,000         1,970,000,0000
                                                      ===================  ===================

*To be immediately transferred to BRSEC Co-Investment, LLC pursuant to the Liquidation of BRSEC Corp.

                                                                      SCHEDULE 2

                  OWNERSHIP OF THE ICM CLASS A PREFERRED UNITS,
            ICM CLASS B PREFERRED UNITS, ICM CLASS C PREFERRED UNITS
                          AND ICM CLASS A COMMON UNITS

                                                      ICM Class A       ICM Class B        ICM Class C        ICM Class A
            Name of ICM Equityholder                Preferred Units   Preferred Units    Preferred Units     Common Units
---------------------------------------------      ----------------- -----------------  -----------------   --------------
BRS Equipment Company, Inc.                           21,957.146         17,746.308         8,875.059         3,204,174

Wheeler Investments, Inc.                              6,635.644          7,161.178         3,584.636           724,623

Don Wheeler                                                   --                 --                --           207,161

Southern Nevada Capital Corporation                    4,273.761          4,444.808         2,225.586           528,134

Bagley Family Investments, L.L.C.                      2,259.473          2,369.420         1,187.644           355,784

Kenneth Sharp, Jr.                                     1,153.993          1,213.738           608.370           244,496

Siegfried Wallin                                         754.193            784.378           392.750            89,138

The Conner Family Trust                                  615.565            642.922           321.910           122,730

The McClain Family Revocable Trust                       410.465            430.123           215.356           107,826

C/J Land & Livestock L.P.                                841.269            874.939           438.096            99,429

John and Ellen Williams Limited Partnership              841.269            874.939           438.096            99,429

Robert G. Williams Limited Partnership                   841.269            874.939           438.096            99,429
                                                   ----------------- -----------------  -----------------   --------------

                   Totals                             40,584.047         37,417.692        18,725.599         5,882,353
                                                   ================= =================  =================   ==============

                                                                       EXHIBIT A

                       FORM OF H&E HOLDINGS LLC AGREEMENT

                                                                       EXHIBIT B

               FORM OF H&E HOLDINGS REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT C

                 FORM OF H&E HOLDINGS SECURITYHOLDERS AGREEMENT